SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 29, 2003 (April 28, 2003)

UNITED AUTO GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12297	22-3086739

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2555 Telegraph Rd Bloomfield Hills, MI		48302-0954

(Address of Principal Executive Offices)		(Including Zip Code)

248-648-2500

(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events

United Auto Group, Inc. announced that it has completed its acquisition of the Inskip Autocenter dealerships located in Warwick, Rhode Island, as more fully described in the copy of the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

Exhibit 99.1 - Press Release dated April 28, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 29, 2003	United Auto Group, Inc.

By: /s/ Robert H. Kurnick, Jr. Robert H. Kurnick, Jr. Executive Vice President

EXHIBIT INDEX

Exhibit 99.1	Press Release dated April 28, 2003